                                                                    EXHIBIT 10.2

                      LEISURE TIME CASINOS & RESORTS, INC.

              11% CONVERTIBLE PROMISSORY NOTE DUE SEPTEMBER 1, 1999


$ ______                                                         _______________



         FOR VALUE RECEIVED, Leisure Time Casinos & Resorts, Inc., a corporation duly organized and existing under the laws of the State of Colorado (the "Company"), hereby promises to pay to the order of _________ ("Holder") the principal sum of $__________ on September 1, 1999 (the "Maturity Date") and to pay interest on the unpaid principal amount hereof at the rate of 11% per annum from the date hereof until the principal sum hereof and all accrued and unpaid interest hereon shall have been paid in full.

         Payments of interest on the unpaid principal amount hereof shall be due and payable by the Company to the Holder on December 1, 1996, March 1, 1997 and June 1, 1997.

         Commencing on September 1, 1997 and continuing on the same day in each consecutive month thereafter until the Maturity Date, the Company shall pay to the Holder payments of principal in the amount that equals 1/24 of the original principal sum of this Convertible Promissory Note ("Note") and interest on the unpaid principal amount hereof

         The unpaid principal amount of this Note and all accrued and unpaid interest hereon shall be due and payable by the Company to the Holder on the Maturity Date.

         The Holder shall have the right, exercisable at his option at any time and from time to time up to and including the Maturity Date (except that, if this Note or a portion hereof shall be called for prepayment by either the Holder or the Company and the Company shall not thereafter default in the making of the prepayment, such right shall terminate at the close of business on the business day next preceding the date fixed for prepayment), to convert the unpaid principal amount hereof or any portion thereof into (i) fully paid and non-assessable shares of Common Stock of the Company, (ii) Warrants for the purchase of shares of Common Stock of the Company at the warrant exercise price of $1.75 per share in the form attached hereto as Exhibit A (the "$1.75 Warrants") and (iii) Warrants for the purchase of shares of Common Stock of the Company at the warrant exercise price per share equal to 120% of the initial public offering price of the Company's shares of Common Stock in the form attached hereto as Exhibit B (the "120% Warrants") at the conversion price ("Conversion Price") of $1.25 for one share, one $1.75 Warrant and one 120% Warrant (collectively, a "Unit") upon surrender of this Note to the Company at its principal place of business. If so required by the Company, this Note, upon surrender for conversion as aforesaid, shall be duly endorsed by or accompanied by instruments of transfer, in form satisfactory to the Company, duly executed by the Holder or by his duly authorized attorney. The Company shall not be required to issue fractional Units, but shall make adjustment therefor in cash at the rate of $1.25 for one full Unit.

         In addition to his other rights and remedies under this Note, the Holder shall have the additional right, exercisable at his option at any time and from time to time up to and including the Maturity Date (except that, if this Note or a portion hereof shall be called for prepayment by either the Holder or the Company and the Company shall not thereafter default in the making of the prepayment, such right shall terminate at the close of business on the business day next preceding the date fixed for prepayment) to purchase Units for a purchase price payable in cash equal to the Conversion Price per Unit in an aggregate amount not to exceed the aggregate amount of all payments of principal previously made by the Company to the Holder on this Note.

         In addition to his other rights and remedies under this Note, the Holder is hereby granted the following preemptive rights: Subject to the satisfaction of the condition specified in paragraph F. below, if and on each such occasion thereafter up to and including the Maturity Date, the Company shall issue additional shares of Common Stock, it shall issue to the Holder an additional warrant ("Preemptive Warrant") to purchase the number of shares set forth hereafter but at the same price per share received by the Company on such issuance. The number of shares covered by each Preemptive Warrant granted to the Holder shall be that number that, together with all shares of Common Stock issued or at the time issuable pursuant to the conversion of this Note and the exercise of the $1.75 Warrants and the 120% Warrants issuable upon the conversion of this Note, plus those shares previously subjected to Preemptive Warrants pursuant to this paragraph, would equal the same percentage of the outstanding Common Stock of the Company after the issuance of the Common Stock which has given rise to the grant of a Preemptive Warrant pursuant to this paragraph, and assuming conversion of the original unpaid principal amount hereof into Units and exercise of all Warrants issued pursuant to this Note into shares of Common Stock, as the percentage of the outstanding Common Stock of the Company which, based on such assumption, would be owned by the Holder on a fully diluted basis on the date the Company shall have issued and outstanding a total of 10,000,000 shares of its Common Stock on a fully diluted basis as provided for in paragraph F. below.

         A. In the event of an issuance of additional shares of Common Stock as described in the preceding paragraph for a consideration other than cash, the consideration per share payable by the Holder pursuant to the Preemptive Warrant issued pursuant to the preceding paragraph shall be the cash equivalent of such consideration, as determined in good faith by the Company's Board of Directors. The Holder may request an appraisal of such cash equivalent, at his expense, which shall be reviewed by the Company's Board of Directors prior to making its final determination

         B. After the satisfaction of the condition specified in paragraph F. below, whenever the Company shall issue additional shares of Common Stock, it shall give written notice thereof to the Holder and shall thereafter issue to the Holder a Preemptive Warrant for the number of shares of Common Stock at the price specified above, with the form of Preemptive Warrant being in substantially the form attached hereto as Exhibit A of this Agreement modified to reflect the actual



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number of shares issued, issue date and price called for hereby. None of the
Preemptive Warrants may be exercised by the Holder unless and until the Holder shall have converted this Note into Units as provided above. If this Note shall be converted by the Holder in part only, the Preemptive Warrants shall, after any such partial conversion, be exercisable to the extent of the same percentage amount that the amount of any such partial conversion bears to the original unpaid principal amount hereof.

         C. For purposes of these preemptive rights, the issuance by the Company of convertible securities, rights or options for Common Stock or rights or options for convertible securities shall be deemed to be an issuance of the same number of shares of Common Stock that would be deemed to be issued as a result of the conversion or exercise, as the case may be, of such securities into shares of Common Stock.

         D. The preemptive rights granted hereby shall not require the grant of a Preemptive Warrant as a result of the issuance of any additional shares of Common Stock upon exercise of the $1.75 Warrants or the 120% Warrants issued upon conversion of this Note or upon exercise of any of the Preemptive Warrants issued to the Holder pursuant to these preemptive rights.

         E. The preemptive rights granted hereby shall terminate on the Maturity Date (except that, if this Note or a portion hereof shall be called for prepayment by either the Holder or the Company and the Company shall not thereafter default in the making of the prepayment, such preemptive rights shall terminate at the close of business on the business day next preceding the date fixed for prepayment).

         F. Notwithstanding the foregoing provisions of this Note relating to the Holder's preemptive rights, the Holder agrees by his acceptance hereof that the preemptive rights granted hereby shall not be applicable to any issuances of shares of Common Stock by the Company until after the Company shall have issued and outstanding a total of 10,000,000 shares of its Common Stock on a fully diluted basis which shall take into account all shares, convertible securities, rights and options now and hereafter issued by the Company.

         The shares of the Company's Common Stock issuable upon conversion of this Note and upon exercise of the $1.75 Warrants, the 120% Warrants and the Warrants issued to the Holder pursuant to the preemptive rights granted hereby are entitled to the benefits of a Registration Rights Agreement of even date herewith among the Company, the Holder and certain other persons holding Notes substantially identical to this Note.

         If any payment of interest or any payment of principal and interest, as the case may be, is not paid by the Company within five (5) business days after the date on which such payment shall have become due and payable under this Note or upon the bankruptcy or receivership of the Company (each, an "Event of Default"), the Holder may, by giving written notice to the Company, declare the unpaid principal amount hereof and all accrued and unpaid interest hereon to be



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immediately due and payable and upon such declaration, the unpaid principal amount hereof and all accrued and unpaid interest hereon shall be and become immediately due and payable. Upon the occurrence and continuance of an Event of Default and upon notice from Holder to the Company, the rate of interest on this Note shall increase from 11% per annum to 13% per annum.

         In addition to his other rights and remedies under this Note, the Holder shall have the additional right, exercisable at his option at any time between April 1, 1997 and July 1, 1997, to declare the unpaid principal amount hereof and all accrued and unpaid interest hereon to be immediately due and payable if by at least April 1, 1997, the Company shall not have obtained and furnished to the Holder a commitment from a recognized investment banking firm providing for the initial public offering of the Company's Common Stock containing only terms and conditions usual and customary for initial public offerings.

         Should the indebtedness represented by this Note or any part thereof be collected at law or in equity, or in bankruptcy, receivership or any other court proceedings (whether at the trial or appellate level), or should this Note be placed in the hands of attorneys for collection upon the occurrence of an Event of Default, the Company agrees to pay, in addition to the principal and interest due and payable hereon, all costs of collection, including reasonable attorneys' fees.

         The Company agrees to furnish to the Holder hereof on or before the 15th day of each calendar month during which any part of the principal amount hereof or accrued interest herein shall remain unpaid with copies of its internally prepared financial statements for the preceding calendar month in form reasonably acceptable to the Holder commencing in the month following the month after the closing of Company's acquisition of U.S. Games, Inc., a Georgia corporation.

         This Note may be prepaid, at the option of the Company, at any time during the period beginning on the date that is 30 days prior to the closing date of the Company's initial public offering of its Common Stock ("IPO") and ending on the date that is 30 days after the closing date of the Company's IPO upon not less than 30 nor more than 60 days prior notice of prepayment to the Holder, without premium or penalty, together with accrued interest to the date fixed for prepayment.

         This Note is transferable in the manner authorized by law. Upon surrender of this Note for transfer, accompanied by a written instrument of transfer in form satisfactory to the Company, a new Note or Notes, for a like aggregate principal amount, will be issued to the transferee.

         Prior to the transfer of this Note, the Company may deem and treat the Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue) for the purpose of receiving payment of or on account of the principal hereof and interest hereon, and for all other purposes, and the Company shall not be affected by any notice to the contrary.



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         Except as expressly provided for herein, the Company hereby waives presentment, demand, notice of demand, protest, notice of protest and notice of dishonor and any other notice required to be given by law in connection with the delivery, acceptance, performance, default or enforcement.

         No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim base hereon, or otherwise in respect, hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue thereof, expressly waived and released. The preceding sentence shall not be deemed to apply to any person's liability arising out of or related to any conversion of the Company's assets or properties, breach of fiduciary duty owned to the Company or fraud perpetrated on the Company or its shareholders.

         This Note is one of the 11% Convertible Promissory Notes of the Company referred to in the Escrow Agreement dated as of May 28, 1996, between the Company and Keating, Muething & Klekamp, P.L.L., 1800 Provident Tower, One East Fourth Street, Cincinnati, Ohio 45202, Escrow Agent, and the Holder is hereby entitled to the benefits of the Escrow Agreement.

         This Note shall be governed by and construed in accordance with the laws of the State Of Ohio.

         In Witness Whereof, Leisure Time Casinos & Resorts, Inc. has caused this Convertible Promissory Note to be signed by its President on the date first above written.

                                LEISURE TIME CASINOS & RESORTS, INC.


                                           By:/s/
                                              ---------------------------------
                                              Alan N. Johnson, President


(This note supersedes any and all other notes.)









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                          EXHIBIT A TO 11% CONVERTIBLE
                      PROMISSORY NOTE DUE SEPTEMBER 1, 1999

The Securities represented hereby have been acquired for investment have not been registered under the Securities Act of 1933 or state securities laws, and may not be sold, exchanged or transferred in any manner, except in compliance with Section 4 hereof.

Warrant Certificate No.:                    Warrants for                  Shares
                          ----------------              ------------------
Original Issue Date:                        Purchase Price $1.75 Per Share
                      --------------------


                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                      LEISURE TIME CASINOS & RESORTS, INC.

         This certifies that ____________, or registered assigns, is entitled, subject to the terms set forth below, at any time from the Original Issue Date set forth above until 5:00 P.M., Eastern time, on the third anniversary of such date, to purchase from Leisure Time Casinos & Resorts, Inc., (the "Company"), a Colorado corporation, up to ___________ fully paid and non-assessable shares of the Company's Common Stock upon surrender hereof, at the principal office of the Company, with the subscription form annexed hereto duly executed, and simultaneous payment therefor, at the purchase price per share set forth above (the "Purchase Price"). The number and character of such shares of Common Stock are subject to adjustment as provided below, and the term "Common Stock" shall mean, unless the context otherwise requires, the stock and other securities and property at the time receivable upon the exercise of this Warrant.

         1. THE WARRANTS. This Warrant was issued in connection with the conversion of the 11% Convertible Promissory Note (the "11% Convertible Promissory Note") dated August 22, 1996, in the original principal amount of $______ made by the Company and payable to the order of__________. The term "Warrants" as used herein shall include all of the $1.75 Warrants issued pursuant to the 11% Convertible Promissory Note and also any warrants delivered in substitution or exchange therefor as provided herein. This Warrant does not entitle the holder to any rights as a stockholder of the Company.

         2. EXERCISE. This Warrant may be exercised, during the period of exercise specified above, at any time or from time to time, on any business day, for the full number of shares of Common Stock called for hereby, by surrendering it at the principal office of the Company, P.O. Box 276, 1284 Miller Road, Avon, Ohio 44011, with the subscription form fully executed, together with payment in cash or immediately available funds of the sum obtained by multiplying (a) the number of shares of Common Stock called for on the face of this Warrant (without giving effect to any adjustment therein) by (b) the Purchase Price (without giving effect to any adjustment therein).

         All or any part of such payment may be made by the surrender by such holder to the Company, at the aforesaid office of any instrument evidencing indebtedness of the Company, or any other corporation of which the Company owns at least 50% of the voting stock, which at the date of issue thereof had a maturity of one year or more. All indebtedness so surrendered shall be credited against such purchase price in an amount equal to the outstanding principal amount thereof plus accrued interest to the date of surrender.

         The exercise price may also be paid by surrendering the right to a number of shares issuable upon exercise of the Warrant that have a fair market value equal to or greater than the required exercise price. The fair market value shall be the last reported price on the most recent date of trading in the Common Stock. If the Common Stock is not traded, fair market value shall be as determined by the Board of Directors of the Company.

         If the Warrant is exercised at a time when the Common Stock issuable upon such exercise has not been registered under the Securities Act of 1933 and applicable state securities laws, the Common Stock issued upon such exercise shall contain a legend to that effect.

         A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As soon as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same certificate or certificates for the number of full shares of Common Stock issuable upon such exercise, together with cash, in lieu of any fraction of a share, equal to such fraction of the then current market value of one full share.

                  2.1 PARTIAL EXERCISE. This Warrant may be exercised for less than the full number of shares of Common Stock at the time called for hereby in the manner set forth in Section 2, provided that any exercise of this Warrant must be for at least the lesser of (a) 10,000 shares of Common Stock, or (b) the full number of shares of Common Stock for which all Warrants held by the person exercising the Warrants are exercisable. Upon any partial exercise, the number of shares receivable upon the exercise of this Warrant as a whole, and the sum payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon such partial exercise, this Warrant shall be surrendered and a new Warrant with the same terms and for the purchase of the number of such shares not purchased upon such exercise shall be issued by the Company to the registered holder hereof.

         3. PAYMENT OF TAXES. All shares of Common Stock issued upon the exercise of a Warrant shall be validly issued, fully paid and non-assessable and free of claims of preemptive rights,



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and the Company shall pay all issuance taxes and similar governmental charges that may be imposed in respect of the issue or delivery thereof, but in no event shall the Company pay a tax on or measured by the net income or gain attributable to such exercise. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer of a Warrant or any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the registered holder of the Warrant surrendered in connection with the purchase of such shares, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

         4. TRANSFER AND EXCHANGE. This Warrant shall be transferable in whole or in part, except that the holder hereof represents that it is acquiring the Warrants for its own account and for the purpose of investment and not with a view to any distribution or resale thereof within the meaning of the Securities Act of 1933. The holder further agrees that it will not sell, assign or transfer any of the Warrants so acquired in violation of the Securities Act of 1933 or any applicable state securities law unless the Warrants shall have been registered for sale under such securities laws or until the Company shall have received from counsel for the holder reasonably satisfactory to the Company or its counsel an opinion to the effect that the proposed sale or other transfer of the Warrants by the holder may be effected without such violation. The holder acknowledges that, in taking unregistered Warrants, it must continue to bear the economic risk of its investment for an indefinite period of time because of the fact that such Warrants have not so been registered and further realizes that such Warrants cannot be sold unless they are subsequently registered under the Securities Act of 1933 and applicable state securities laws or an exception from such registration requirements is available. The holder also acknowledges that appropriate legends reflecting the status of the Warrants under securities laws may be placed on the face of the Warrant certificates at the time of their transfer and delivery to the holder hereof.

                  4.1 EXCHANGES. This Warrant is exchangeable at the principal office of the Company for Warrants for the same aggregate number of shares of Common Stock, each new Warrant to represent the right to purchase such number of shares as the holder shall designate at the time of such exchange.

         5.       ADJUSTMENTS.

                  5.1 ADJUSTMENTS FOR ISSUES OF COMMON STOCK. In case at any time or from time to time on or after the Original Issue Date, the Company shall issue shares of its Common Stock in any of the circumstances described in Section 5.1.1, then and in each such case the holder of this Warrant, upon the exercise hereof as provided in
         Section 2 and payment of the Adjusted Purchase Price, shall be entitled to receive, in lieu of the shares of Common Stock theretofore receivable upon the exercise of this Warrant, a number of shares of Common Stock determined by (a) dividing the Purchase Price by an adjusted purchase price ("Adjusted Purchase Price") to be computed as provided below in this



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         Section 5.1, and (b) multiplying the resulting quotient by the number of shares of Common Stock called for on the face of this Warrant. Such Adjusted Purchase Price shall be computed (to the nearest cent, a half cent or more being considered a full cent) by dividing:

                           (i) the sum of (x) the result obtained by multiplying
                  the number of shares of Common Stock of the Company outstanding immediately prior to such issue by the Purchase Price (or, if an Adjusted Purchase Price shall be in effect by reason of a previous adjustment under this Section 5.1, by such Adjusted Purchase Price), and (y) the consideration, if any, received by the Company upon such issue; by

                           (ii) the number of shares of Common Stock of the
                  Company outstanding immediately after such issue or sale.

         No adjustment of the Warrant Purchase Price, or Adjusted Purchase Price if in effect, however, shall be made in an amount less than $.01 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments as so carried forward shall amount to $.01 per share or more.

                  For the purpose of this Section 5.1, the following Sections
         5.1.1 to 5.1.6 shall be applicable:

                           5.1.1 (A) DIVIDENDS IN COMMON STOCK. In case at any
                  time on or after the Original Issue Date, the Company shall declare any dividend or order any other distribution, upon any stock of the Company of any class payable in Common Stock, such declaration or distribution shall be deemed to be an issue, without consideration, of such Common Stock.

                                  (B) RECLASSIFICATION. In case at any time on
                  or after the Original Issue Date, the Company shall order any distribution of any stock of the Company (including Common Stock) or other securities or property (including cash) by way of stock split, spin-off, split-up, reclassification, reverse stock split, combination of shares or similar corporate rearrangement, such distribution shall be deemed an issue, without consideration, of shares of Common Stock in the amount of said distribution.

                           5.1.2 DILUTION IN CASE OF OTHER STOCK OR SECURITIES.
                  In case any shares of stock or other securities, other than Common Stock of the Company, shall at the time be receivable upon the exercise of this Warrant, and in case any additional shares of such stock or any additional such securities (or any stock or other securities convertible into or exchangeable for any such stock or securities) shall be



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

                  issued or sold for a consideration per share such as to dilute the purchase rights evidenced by this Warrant, then and in each such case the Adjusted Purchase Price and the number of shares of Common Stock receivable upon the exercise of this Warrant, as the case may be, shall forthwith be adjusted in the manner provided for above in this Section 5.1, so as to protect the holders of the Warrants against the effect of such dilution.

                           5.1.3 RECORD DATE DEEMED ISSUE DATE. In case the
                  Company shall take a record of the holders of shares of its stock of any class for the purpose of entitling them to receive a dividend or a distribution payable in Common Stock, then such record date shall be deemed to be the date of the issue of the Common Stock issued or deemed to have been issued upon the declaration of such dividend or the making of such other distribution.

                           5.1.4 SHARES CONSIDERED OUTSTANDING. The number of
                  shares of Common Stock outstanding at any given time shall exclude shares held in the treasury of the Company or by subsidiaries of the Company.

                           5.1.5 DURATION OF ADJUSTMENT PURCHASE PRICE.
                  Following each computation or readjustment of an Adjusted Purchase Price as provided in this Section 5.1, the new Adjusted Purchase Price shall remain in effect until a further computation or readjustment thereof is required by this
                  Section 5.1.

                           5.1.6 EXCEPTED ISSUES. No adjustments pursuant to
                  this Section 5.1 shall be made until and unless the Company shall have issued and outstanding a total of 10,000,000 shares of its Common Stock on a fully diluted basis which shall take into account all shares of Common Stock, shares issuable upon conversion of convertible securities and shares issuable upon exercise of rights and options now and hereafter issued by the Company.

                  5.2 REORGANIZATION, CONSOLIDATION, MERGER. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the Original Issue Date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the holder of this Warrant, upon the exercise hereof as provided in
         Section 2, at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 5. In each



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

         such case the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation; provided, however, that if such reorganization, consolidation or merger is with any entity affiliated with the Company or any of its officers or directors, and would result in the elimination of all or substantially all of the rights to voting interests of the holder in the surviving corporation, such holder upon exercise hereof after such reorganization, consolidation, or merger shall be entitled to receive, at the holder's option, in lieu of the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, cash or voting securities in the proportions that the holder may elect in the surviving corporation in an amount equivalent to the fair market value of the voting interest in the Company that such holder would have received had the Warrant been exercised prior to such consummations.

                  5.3 OTHER ADJUSTMENTS. In case at any time conditions arise by reason of action taken by the Company which, in the opinion of its Board of Directors or in the opinion of the holders of Warrants representing a majority of the shares of Common Stock issuable upon exercise of such Warrants, are not adequately covered by the other provisions of this Section 5 and which might materially and adversely affect the exercise rights of the holders of the Warrants, then the Board of Directors of the Company shall appoint a firm of independent certified public accountants of recognized national standing, who may be the accountants then auditing the books of the Company. Such accountant shall determine the adjustment, if any, on a basis consistent with the standards established in the other provisions of this Section 5, necessary with respect to the purchase price or adjusted purchase price as so to preserve, without dilution, the exercise rights of the holders of the Warrants. Upon receipt of such opinion, the Board of Directors of the Company shall forthwith make the adjustments described in such report. In this regard, the Company shall be deemed to have undertaken a fiduciary duty with respect to the holders of the Warrants.

                  5.4 NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its certificate of incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares upon the exercise of all Warrants at the time outstanding, and (b) will take no action to amend its certificate of incorporation or by-laws which would change to the detriment of the holders of Common Stock (whether or not any Common Stock be at the time outstanding) the dividend or voting rights of the Company's Common Stock; provided that nothing herein



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         contained shall prohibit the issuance and sale of Preferred Stock of the Company at fair market value. In this regard, the Company shall be deemed to have undertaken a fiduciary duty with respect to the holders of the Warrants.

                  5.5 ACCOUNTANTS' CERTIFICATE AS TO ADJUSTMENTS. In each case of an adjustment in the shares of Common Stock or other stock, securities or property receivable on the exercise of the Warrants, the Company at its expense shall cause a firm of independent certified public accountants of recognized standing selected by the Company (who may be the accountants then auditing the books of the Company) to compute such adjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of: (a) the consideration received or to be received by the Company for any additional shares of Common Stock issued or sold or deemed to have been sold; (b) the number of shares of Common Stock outstanding or deemed to be outstanding; and (c) the Adjusted Purchase Price. The Company will forthwith mail a copy of each certificate to each holder of a Warrant at the time outstanding.

                  5.6      NOTICES OF RECORD DATE.  In case:

                           (a) the Company shall take a record of the holders of
                  its Common Stock (or other stock or securities at the time receivable upon the exercise of the Warrants) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any securities, or to receive any other right, or

                           (b) of any capital reorganization of the Company, any
                  reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, except for mergers into the Company of subsidiaries whose assets are less than 15% of the total assets of the Company and its consolidated subsidiaries, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

                           (c) of any voluntary dissolution, liquidation or
                  winding-up of the Company;

         then, and in each such case, the Company will mail or cause to be mailed, to each holder of a Warrant at the time outstanding a notice specifying, as the case may be, the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, to be fixed as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of the Warrants) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 30 days prior to the date therein specified. The rights to notice provided in this Section are in addition to the rights provided elsewhere herein.

         6. LOSS OR MUTILATION. Upon receipt by the Company of evidence satisfactory to it in the exercise of reasonable discretion, of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of loss, theft or destruction, of indemnity satisfactory to it in the exercise of reasonable discretion, and, in the case of mutilation, upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

         7. RESERVATION OF COMMON STOCK. The Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants.

         8. INFORMATION. The Company shall furnish each holder of Warrants and Common Stock issued upon the exercise thereof with copies of all reports, proxy statements, and similar materials that it furnishes to holders of its Common Stock.

         9. NOTICES. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first-class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing.

         10. CHANGE, WAIVER. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement by the change, waiver, discharge or termination is sought.

         11. HEADINGS. The headings in this Warrant are for purposes of convenience of reference only and shall not be deemed to constitute a part hereof.

         12. LAW GOVERNING. This Warrant is delivered in the State of Ohio and shall be construed and enforced in accordance with and governed by the laws of such State.

                                    LEISURE TIME CASINOS & RESORTS, INC.


                                              By:/s/
                                                 ------------------------------
                                                 Alan N. Johnson, President

                              WARRANT EXERCISE FORM
                 (To Be Executed Only Upon Exercise of Warrant)


         The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchase the number of shares of Common Stock of Leisure Time Casinos & Resorts, Inc., a Colorado corporation, purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant.


Date:
     ----------------

                                   --------------------------------------------
                                   (Signature of Registered Owner)


                                   --------------------------------------------
                                   (Street Address)


                                   --------------------------------------------
                                   City                               (State)
     (Zip)

                           WARRANT FORM OF ASSIGNMENT


         FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under and within Warrant, with respect to the number of shares of Common Stock set forth below:

         Name of Assignee           Address          No. of Shares
         ----------------           -------          -------------


and does hereby irrevocably constitute and appoint_________________________ attorney to make such transfer on the books of________________________ maintained for the purpose, with full power of substitution ln the premises.


Date:                                        Signature:
    --------------------------------                   ------------------------

                                    Witness:
                                            -----------------------------------


         The securities represented hereby have been acquired for investment, have not been registered under the act and may not be sold, exchanged or transferred in any manner, except in compliance with Section 4 hereof.

                          EXHIBIT B TO 11% CONVERTIBLE
                      PROMISSORY NOTE DUE SEPTEMBER 1, 1999


The Securities represented hereby have been acquired for investment, have not been registered under the Securities Act of 1933 or state securities laws, and may not be sold, exchanged or transferred in any manner, except in compliance with Section 4 hereof.


Warrant Certificate No.:                  Warrants for                    Shares
                        -----------------             --------------------
Original Issue Date:                        Purchase  Price Per Share Shall Be
                    ---------------------
Equal to 120% of the Initial  Public Offering Price of the Company's Common
Stock


                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                      LEISURE TIME CASINOS & RESORTS, INC.


         This certifies that___________________ , or registered assigns, is entitled, subject to the terms set forth below, at any time from the Original Issue Date set forth above until 5:00 P.M., Eastern time, on the fifth anniversary of the closing date of the initial public offering of the Company's Common Stock, to purchase from Leisure Time Casinos & Resorts, Inc., (the "Company"), a Colorado corporation, up to_____________________ fully paid and non-assessable shares of the Company's Common Stock upon surrender hereof, at the principal office of the Company, with the subscription form annexed hereto duly executed, and simultaneous payment therefor, at the purchase price per share set forth above (the "Purchase Price"). The number and character of such shares of Common Stock are subject to adjustment as provided below, and the term "Common Stock" shall mean, unless the context otherwise requires, the stock and other securities and property at the time receivable upon the exercise of this Warrant.

         1. THE WARRANTS. This Warrant was issued in connection with the conversion of the 11% Convertible Promissory Note (the "11% Convertible Promissory Note") dated August 22, 1996 in the original principal amount of $_____ made by the Company and payable to the order of_________. The term "Warrants" as used herein shall include all of the 120% Warrants issued pursuant to the 11% Convertible Promissory Note and also any warrants delivered in substitution or exchange therefor as provided herein. This Warrant does not entitle the holder to any rights as a stockholder of the Company.

         2. EXERCISE. This Warrant may be exercised, during the period of exercise specified above, at any time or from time to time, on any business day, for the full number of shares of Common Stock called for hereby, by surrendering it at the principal office of the Company, P.O. Box 276, 1284 Miller Road, Avon, Ohio 44011, with the subscription form fully executed, together with payment in cash or immediately available funds of the sum obtained by multiplying (a) the number of shares of Common Stock called for on the face of this Warrant (without giving effect to any adjustment therein) by (b) the Purchase Price (without giving effect to any adjustment therein).

         All or any part of such payment may be made by the surrender by such holder to the Company, at the aforesaid office of any instrument evidencing indebtedness of the Company, or any other corporation of which the Company owns at least 50% of the voting stock, which at the date of issue thereof had a maturity of one year or more. All indebtedness so surrendered shall be credited against such purchase price in an amount equal to the outstanding principal amount thereof plus accrued interest to the date of surrender.

         The exercise price may also be paid by surrendering the right to a number of shares issuable upon exercise of the Warrant that have a fair market value equal to or greater than the required exercise price. The fair market value shall be the last reported price on the most recent date of trading in the Common Stock. If the Common Stock is not traded, fair market value shall be as determined by the Board of Directors of the Company.

         If the Warrant is exercised at the time when the Common Stock issuable upon such exercise has not been registered under the Securities Act of 1933 and applicable state securities laws, the Common Stock issued upon such exercise shall contain a legend to that effect.

         A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As soon as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same certificate or certificates for the number of full shares of Common Stock issuable upon such exercise, together with cash, in lieu of any fraction of a share, equal to such fraction of the then current market value of one full share.

                  2.1 PARTIAL EXERCISE. This Warrant may be exercised for less than the full number of shares of Common Stock at the time called for hereby in the manner set forth in Section 2, provided that any exercise of this Warrant must be for at least the lesser of (a) 10,000 shares of Common Stock, or (b) the full number of shares of Common Stock for which all Warrants held by the person exercising the Warrants are exercisable. Upon any partial exercise, the number of shares receivable upon the exercise of this Warrant as a whole, and the sum payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon such partial exercise, this Warrant shall be surrendered and a new Warrant with the same terms and for the purchase of the number of such shares not purchased upon such exercise shall be issued by the Company to the registered holder hereof.

         3. PAYMENT OF TAXES. All shares of Common Stock issued upon the exercise of a Warrant shall be validly issued, fully paid and non-assessable and free of claims of pre-emptive rights, and the Company shall pay all issuance taxes and similar governmental charges that may be imposed in respect of the issue or delivery thereof, but in no event shall the Company pay a tax on or measured by the net income or gain attributable to such exercise. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer of a Warrant or any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the registered holder of the Warrant surrendered in connection with the purchase of such shares, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

         4. TRANSFER AND EXCHANGE. This Warrant shall be transferable in whole or in part, except that the holder hereof represents that it is acquiring the Warrants for its own account and for the purpose of investment and not with a view to any distribution or resale thereof within the meaning of the Securities Act of 1933. The holder further agrees that it will not sell, assign or transfer any of the Warrants so acquired in violation of the Securities Act of 1933 or any applicable state securities law unless the Warrants shall have been registered for sale under such securities laws or until the Company shall have received from counsel for the holder reasonably satisfactory to the Company or its counsel an opinion to the effect that the proposed sale or other transfer of the Warrants by the holder may be effected without such violation. The holder acknowledges that, in taking unregistered Warrants, it must continue to bear the economic risk of its investment for an indefinite period of time because of the fact that such Warrants have not so been registered and further realizes that such Warrants cannot be sold unless they are subsequently registered under the Securities Act of 1933 and applicable state securities laws or an exception from such registration requirements is available. The holder also acknowledges that appropriate legends reflecting the status of the Warrants under securities laws may be placed on the face of the Warrant certificates at the time of their transfer and delivery to the holder hereof.

                  4.1 EXCHANGES. This Warrant is exchangeable at the principal office of the Company for Warrants for the same aggregate number of shares of Common Stock, each new Warrant to represent the right to purchase such number of shares as the holder shall designate at the time of such exchange.

         5.        ADJUSTMENTS.

                  5.1 ADJUSTMENTS FOR ISSUES OF COMMON STOCK. In case at any time or from time to time on or after the Original Issue Date, the Company shall issue shares of its Common Stock in any of the circumstances described in Section 5.1.1, then and in each such case the holder of this Warrant, upon the exercise hereof as provided in
         Section 2 and payment of the Adjusted Purchase Price, shall be entitled to receive, in lieu of the shares of Common Stock theretofore receivable upon the exercise of this Warrant, a number of shares of Common Stock determined by (a) dividing the Purchase Price by an adjusted purchase price ("Adjusted Purchase Price") to be computed as provided below in this Section 5.1, and (b) multiplying the resulting quotient by the number of shares of Common Stock called for on the face of this Warrant. Such Adjusted Purchase Price shall be computed (to the nearest cent, a half cent or more being considered a full cent) by dividing:

                           (i) the sum of (x) the result obtained by multiplying
                  the number of shares of Common Stock of the Company outstanding immediately prior to such issue by the Purchase Price (or, if an Adjusted Purchase Price shall be in effect by reason of a previous adjustment under this Section 5.1, by such Adjusted Purchase Price), and (y) the consideration, if any, received by the Company upon such issue; by

                           (ii) the number of shares of Common Stock of the
                  Company outstanding immediately after such issue or sale.

         No adjustment of the Warrant Purchase Price, or Adjusted Purchase Price if in effect, however, shall be made in an amount less than $.01 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments as so carried forward shall amount to $.01 per share or more.

         For the purpose of this Section 5.1, the following Sections 5.1.1 to
5.1.6 shall be applicable:

                           5.1.1 (a) DIVIDENDS IN COMMON STOCK. In case at any
                  time on or after the Original Issue Date, the Company shall declare any dividend or order any other distribution, upon any stock of the Company of any class payable in Common Stock, such declaration or distribution shall be deemed to be an issue, without consideration, of such Common Stock.

                                 (b) RECLASSIFICATION. In case at any time on
                  or after the Original Issue Date, the Company shall order any distribution of any stock of the Company (including Common Stock) or other securities or property (including cash) by way of stock split, spin-off, split-up, reclassification, reverse stock split, combination of shares or similar corporate rearrangement, such distribution shall be deemed an issue, without consideration, of shares of Common Stock in the amount of said distribution.

                           5.1.2 DILUTION IN CASE OF OTHER STOCK OR SECURITIES.
                  In case any shares of stock or other securities, other than Common Stock of the Company, shall at the time be receivable upon the exercise of this Warrant, and in case any additional shares of such stock or any additional such securities (or any stock or other securities convertible into or exchangeable for any such stock or securities) shall be issued or sold for a consideration per share such as to dilute the purchase rights evidenced by this Warrant, then and in each such case the Adjusted Purchase Price and the number of shares of Common Stock receivable upon the exercise of this Warrant, as the case may be, shall forthwith be adjusted in the manner provided for above in this Section 5.1, so as to protect the holders of the Warrants against the effect of such dilution.

                           5.1.3 RECORD DATE DEEMED ISSUE DATE. In case the
                  Company shall take a record of the holders of shares of its stock of any class for the purpose of entitling them to receive a dividend or a distribution payable in Common Stock, then such record date shall be deemed to be the date of the issue of the Common Stock issued or deemed to have been issued upon the declaration of such dividend or the making of such other distribution.

                           5.1.4 SHARES CONSIDERED OUTSTANDING. The number of
                  shares of Common Stock outstanding at any given time shall exclude shares held in the treasury of the Company or by subsidiaries of the Company.

                           5.1.5 DURATION OF ADJUSTMENT PURCHASE PRICE.
                  Following each computation or readjustment of an Adjusted Purchase Price as provided in this Section 5.1, the new Adjusted Purchase Price shall remain in effect until a further computation or readjustment thereof is required by this
                  Section 5.1.

                           5.1.6 EXCEPTED ISSUES. No adjustments pursuant to
                  this Section 5.1 shall be made until and unless the Company shall have issued and outstanding a total of 10,000,000 shares of its Common Stock on a fully diluted basis which shall take into account all shares of Common Stock, shares issuable upon conversion of convertible securities and shares issuable upon exercise of rights and options now and hereafter issued by the Company.

                  5.2 REORGANIZATION, CONSOLIDATION MERGER. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the Original Issue Date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the holder of this Warrant, upon the exercise hereof as provided in Section 2, at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 5. In each such case the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation; provided, however, that if such reorganization, consolidation or merger is with any entity affiliated with the Company or any of its officers or directors, and would result in the elimination of all or substantially all of the rights to voting interests of the holder in the surviving corporation, such holder upon exercise hereof after such reorganization, consolidation, or merger shall be entitled to receive, at the holder's option, in lieu of the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, cash or voting securities in the proportions that the holder may elect in the surviving corporation in an amount equivalent to the fair market value of the voting interest in the Company that such holder would have received had the Warrant been exercised prior to such consummations.

                  5.3 OTHER ADJUSTMENTS. In case at any time conditions arise by reason of action taken by the Company which, in the opinion of its Board of Directors or in the opinion of the holders of Warrants representing a majority of the shares of Common Stock issuable upon exercise of such Warrants, are not adequately covered by the other provisions of this Section 5 and which might materially and adversely affect the exercise rights of the holders of the Warrants, then the Board of Directors of the Company shall appoint a firm of independent certified public accountants of recognized national standing, who may be the accountants then auditing the books of the Company. Such accountant shall determine the adjustment, if any, on a basis consistent with the standards established in the other provisions of this Section 5, necessary with respect to the purchase price or adjusted purchase price, as so to preserve, without dilution, the exercise rights of the holders of the Warrants. Upon receipt of such opinion, the Board of Directors of the Company shall forthwith make the adjustments described in such report. In this regard, the Company shall be deemed to have undertaken a fiduciary duty with respect to the holders of the Warrants.

                  5.4 NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its certificate of incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares upon the exercise of all Warrants at the time outstanding, and (b) will take no action to amend its certificate of incorporation or by-laws which would change to the detriment of the holders of Common Stock (whether or not any Common Stock be at the time outstanding) the dividend or voting rights of the Company's Common Stock; provided that nothing herein contained shall prohibit the issuance and sale of Preferred Stock of the Company at fair market value. In this regard, the Company shall be deemed to have undertaken a fiduciary duty with respect to the holders of the Warrants.

                  5.5 ACCOUNTANTS' CERTIFICATE AS TO ADJUSTMENTS. In each case of an adjustment in the shares of Common Stock or other stock, securities or property receivable on the exercise of the Warrants, the Company at its expense shall cause a firm of independent certified public accountants of recognized standing selected by the Company (who may be the accountants then auditing the books of the Company) to compute such adjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of: (a) the consideration received or to be received by the Company for any additional shares of Common Stock issued or sold or deemed to have been sold; (b) the number of shares of Common Stock outstanding or deemed to be outstanding; and (c) the Adjusted Purchase Price. The Company will forthwith mail a copy of each certificate to each holder of a Warrant at the time outstanding.

                  5.6      NOTICES OF RECORD DATE.  In case:

                           (a) the Company shall take a record of the holders of
                  its Common Stock (or other stock or securities at the time receivable upon the exercise of the Warrants) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any securities, or to receive any other right, or

                           (b) of any capital reorganization of the Company, any
                  reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, except for mergers into the Company of subsidiaries whose assets are less than 15% of the total assets of the Company and its consolidated subsidiaries, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

                           (c) of any voluntary dissolution, liquidation or
                  winding-up of the Company;

         then, and in each such case, the Company will mail or cause to be mailed, to each holder of a Warrant at the time outstanding a notice specifying, as the case may be, the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, to be fixed as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of the Warrants) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 30 days prior to the date therein specified. The rights to notice provided in this Section are in addition to the rights provided elsewhere herein.

         6. LOSS OR MUTILATION. Upon receipt by the Company of evidence satisfactory to it in the exercise of reasonable discretion, of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of loss, theft or destruction, of indemnity satisfactory to it in the exercise of reasonable discretion, and, in the case of mutilation, upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

         7. RESERVATION OF COMMON STOCK. The Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants.

         8. INFORMATION. The Company shall furnish each holder of Warrants and Common Stock issued upon the exercise thereof with copies of all reports, proxy statements, and similar materials that it furnishes to holders of its Common Stock.

         9. NOTICES. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first-class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing.

         10. CHANGE, WAIVER. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement by the change, waiver, discharge or termination is sought.

         11. HEADINGS. The headings in this Warrant are for purposes of convenience of reference only and shall not be deemed to constitute a part hereof.

         12. LAW GOVERNING. This Warrant is delivered in the State of Ohio and shall be construed and enforced in accordance with and governed by the laws of such State.

                                  LEISURE TIME CASINOS & RESORTS, INC.


                                            By:
                                               --------------------------------
                                               Alan N. Johnson, President

                              WARRANT EXERCISE FORM
                 (To Be Executed Only Upon Exercise of Warrant)


         The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchase the number of shares of Common Stock of Leisure Time Casinos & Resorts, Inc., a Colorado corporation, purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant.


Date:
     --------------

                                   --------------------------------------------
                                   (Signature of Registered Owner)


                                   --------------------------------------------
                                   (Street Address)

                                   --------------------------------------------
                                   City            (State)              (Zip)

                           WARRANT FORM OF ASSIGNMENT


         FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under and within Warrant, with respect to the number of shares of Common Stock set forth below:



         Name of Assignee           Address                   No. of Shares
         ----------------           -------                   -------------


and does hereby irrevocably constitute and appoint__________________________ attorney to make such transfer on the books of_________________________ maintained for the purpose, with full power of substitution ln the premises.


Date:                                            Signature:
     -------------------                                   --------------------

                                        Witness:
                                                -------------------------------

         The securities represented hereby have been acquired for investment, have not been registered under the act, and may not be sold, exchanged or transferred in any manner, except in compliance with Section 4 hereof.


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